SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ]    Preliminary proxy statement   [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive proxy statement

[ ]    Definitive additional materials

[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          UC TELEVISION NETWORK CORP.
                          ---------------------------
                (Name of Registrant as Specified in Its Charter)


       (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
  [x]  No fee required.

  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, schedule or registration statement no.:

       (3)    Filing party:

       (4)    Date filed:

                           UC TELEVISION NETWORK CORP.
                           645 Fifth Avenue, East Wing
                            New York, New York 10022


                                                              February 28, 1997




To Our Stockholders:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of UC Television Network Corp. (the "Company"), which will be held at the Williams Club, 24 East 39th Street, New York, New York 10016, on Tuesday, April 8, 1997, at 10:00 A.M., New York City Time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                                  Sincerely yours,

                                                  /s/ PETER KAUFF
                                                  ---------------------------
                                                  PETER KAUFF
                                                  Chairman of the Board
                                                  and Chief Executive Officer

                           UC TELEVISION NETWORK CORP.
                           645 FIFTH AVENUE, EAST WING
                            NEW YORK, NEW YORK 10022
                                 (212) 888-0617

                      ------------------------------------


                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 8, 1997

                      ------------------------------------


         The Annual Meeting of Stockholders of UC Television Network Corp. (the "Company") will be held at the Williams Club, 24 East 39th Street, New York, New York 10016, at 10:00 A.M., New York City Time, on Tuesday, April 8, 1997 for the following purposes:

               1. to elect four directors, each to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

               2. to ratify the appointment of Richard A. Eisner & Company as the Company's independent auditors for the Company's fiscal year ending October 31, 1997; and

               3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all four nominees as Directors and FOR the approval of the appointment of the independent auditors.

         Stockholders of record at the close of business on February 27, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                     By Order of the Board of Directors,


                                    /s/ PETER KAUFF
                                    ------------------------------------
                                    PETER KAUFF
                                    Chairman of the Board
                                    and Chief Executive Officer

New York, New York
February 28, 1997

                           UC TELEVISION NETWORK CORP.



                               PROXY STATEMENT FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 8, 1997

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about February 28, 1997, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of UC Television Network Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting") to be held at the Williams Club, 24 East 39th Street, New York, New York 10016, on Tuesday, April 8, 1997, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         The annual report of the Company, containing financial statements of the Company as of October 31, 1996, and for the year then ended, has been delivered or is included with this proxy statement. The principal executive offices of the Company are located at 645 Fifth Avenue, East Wing, New York, New York 10022.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 645 Fifth Avenue, East Wing, New York, New York 10022. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the ratification of the appointment of Richard A. Eisner & Company ("Eisner") as independent auditors for the Company's fiscal year ending October 31, 1997, and
(iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors, may solicit proxies by mail, telephone, telegraph and personal interview.
Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's common stock, par value $.001 per share (the "Common Stock"), to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on the "routine" matters being submitted hereby to the Stockholders. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. All matters being proposed at the Annual Meeting are "routine" matters. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the owner.

         The election of each nominee for Director requires a plurality of votes of the shares present at the Annual Meeting (whether in person or by proxy) and entitled to vote thereon. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election. The affirmative vote of a majority of the shares present at the Annual Meeting (whether in person or by proxy) and entitled to vote thereon is required for the approval of the appointment of the independent auditors. On this matter the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

         The Company has appointed an inspector to act at the Annual Meeting who shall: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on February 27, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement thereof. As of the close of business on February 27, 1997, there were 10,984,857 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of February 24, 1997, the number of shares of Common Stock (and the percentage of Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each of the Named Executives (as defined under "Executive Compensation--Summary Compensation Table"), and (iv) all directors, nominees and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Securities and Exchange Commission (the "Commission"), a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.


                                                Number of Shares                PERCENTAGE (%) OF
Name and Address(1)                            Beneficially Owned                COMMON STOCK(2)
-------------------                            ------------------                ---------------

Peter Kauff(3)                                           218,708                         1.96%

Tom Gatti                                                 25,000                           *

Edward F. McLaughlin                                       2,500                           *

Stephen Roberts(4)(5)                                     16,604                           *

Edward Weinberger(6)                                     134,256                         1.22%

All directors and executive officers                     426,568
as a group (seven persons)(3)(4)(5)(6)(7)                                                3.80%

-------------------

*    Indicates beneficial ownership of less than one (1%) percent.

(1) The business address of each person, for purposes hereof, is c/o UC Television Network Corp., 645 Fifth Avenue, East Wing, New York, New York 10022.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes options covering 156,575 shares of Common Stock granted to Mr. Kauff pursuant to the Company's 1990 Performance Equity Plan (the "Performance Equity Plan") and 37,133 shares of Common Stock granted pursuant to the 1996 Stock Incentive Plan (the "Stock Incentive Plan") which are exercisable within 60 days of the date hereof.

(4) Includes 11,604 shares of Common Stock held by the Roberts Family Trust of 1991, of which Mr. Roberts is co-trustee.

(5) Includes options covering 5,000 shares of Common Stock granted pursuant to the Company's Outside Directors' 1996 Stock Option Plan (the "Outside Directors' Plan") which are exercisable within 60 days of the date hereof.

(6) Includes (a) 69,790 shares of Common Stock held by Archimedes Partnership, a partnership of which Mr. Weinberger is the sole general partner and has an 80% beneficial interest and (b) 64,466 shares of Common Stock held by Video Partners, L.P., a partnership of which Mr. Weinberger is the sole general partner and has a 75% beneficial interest.

(7) Includes options covering an aggregate of 27,000 shares of Common Stock granted to certain other executive officers of the Company, pursuant to the Company's Performance Equity Plan, which are exercisable within 60 days of the date hereof.

         Except as noted in the footnotes to the table above, the Company believes that the beneficial holders listed above have sole voting and investment power regarding the shares of Common Stock shown as beneficially owned by them.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the following persons failed to file, on a timely basis, reports required by Section 16(a) of the 1934 Act, for the number of transactions indicated, during the fiscal year ended October 31, 1996 ("Fiscal 1996"):

        Peter Kauff               Form 5        3 Transactions
        Stephen Roberts           Form 5        1 Transaction
        Richard Vogel             Form 5        1 Transaction


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         It is proposed to elect a Board of four directors to hold office until the next annual meeting of Stockholders and until their respective successors are duly elected and qualified. All of the nominees set forth below are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a director as the holders of the proxies may, in their discretion, determine. The election of each nominee for director requires a plurality of votes of the shares present at the Annual Meeting (whether in person or by proxy) and entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

         The names and ages, along with certain biographical information (based solely on information supplied by them), of the directors of the Company and nominees for election as directors of the Company are as follows:

         PETER KAUFF (age 55) has been Chairman of the Board of Directors of the Company since January 28, 1991 and Chief Executive Officer since February 1, 1994. Mr. Kauff was an executive officer with Entertainment Equities, an entertainment and talent management company, from 1988 to 1993. From 1971 to 1988, Mr. Kauff was a co-founder and Co-Chairman of DIR Broadcasting, Inc., which was in the business of radio syndication and radio and television production and was sold to Lorimar Pictures, Inc. in 1986, where he remained as Co-Chairman until 1988, and as a consultant up to 1990.

         STEPHEN ROBERTS (age 58) has been a director of the Company since January 28, 1991. Mr. Roberts is the President of R&G Communications, a diversified communications firm focusing on the entertainment industry and related businesses which he founded in July 1989. Mr. Roberts is also, and has been since August 1985, the President of The S. Roberts Co., which provides consulting services to the entertainment industry. In addition, Mr. Roberts has been the President of Sandair Nevada, Inc., a sales representative and manufacturing company ("Sandair"), since June 1992. He presently serves as a member of the Board of Directors of Rentrak Corp., a public company engaged in the distribution of pre-recorded video cassettes. In addition, Mr. Roberts was the recipient of the Pioneer Award from the International Tape Association, in recognition of helping to create the international home video business. Mr.
Roberts is a member of the Academy of Motion Pictures Arts and Sciences, the Academy of Television Arts and Sciences, and a former director of the Motion Picture Association of America. Mr. Roberts is also a member of both the Audit Committee and the Stock Option and Compensation Committee.

         EDWARD F. McLAUGHLIN (age 70) has been a director of the Company since March 1996. Mr. McLaughlin is the Chairman and Chief Executive Officer of EFM Media Management, Inc., which produces and distributes The Rush Limbaugh Show, The Rush Limbaugh Morning Update and the Dr. Dean Edell Radio programs, and has held such positions since its inception in July 1987. Mr. McLaughlin served as President of ABC Radio Networks from 1972 to 1986. Mr. McLaughlin serves on the Advisory Committee for the Museum of Television and Radio, and is a member of the board of The Broadcasters Foundation. In 1995, Mr. McLaughlin was inducted into the Radio Hall of Fame. Mr. McLaughlin is also a member of both the Audit Committee and the Stock Option and Compensation Committee.

         EDWARD WEINBERGER (age 55) has been a director of the Company since November 1996. Mr. Weinberger is a Vice President and Director of Allen &
Company, Inc., a New York investment banking firm. Prior to joining Allen & Company in 1977, Mr. Weinberger was Director of Acquisitions for DPF Corporations and an Acquisitions Analyst for W.R. Grace and Company. Mr. Weinberger has also been Chairman of the Board of PolyPharm Corporation, a medication management and information system company, since 1992. Mr. Weinberger holds an MBA from Wharton Graduate School, University of Pennsylvania.

         No family relationship exists between any directors or executive officers of the Company.

COMMITTEES

         The Company's Board of Directors has an Audit Committee and a Stock Option and Compensation Committee. Messrs. Roberts and McLaughlin serve on both the Audit Committee and the Stock Option and Compensation Committee. The Board of Directors intends to elect Mr. Weinberger to the Stock Option and Compensation Committee upon his election to the Board of Directors. The Audit Committee meets with the Company's independent auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before being undertaken by the Company's independent auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Stock Option and Compensation Committee administers the Company's Performance Equity Plan and the Company's Stock Incentive Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, for the Company's officers and employees.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During Fiscal 1996, there were five meetings of the Board of Directors of the Company, two meetings of the Stock Option and Compensation Committee and one meeting of the Audit Committee. No director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which he served.

COMPENSATION OF DIRECTORS

         Non-employee directors of the Company are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any committees on which they may serve. Directors do not presently receive any fees for attendance or participation at Board or committee meetings. The Company also has the Outside Directors' Plan, which provides for the grant of options to purchase shares of Common Stock to members of the Board of Directors who are not employees of the Company ("Eligible Directors"). Upon the initial election to the Board of a person who satisfies the definition of Eligible Director, such person shall be granted an option to purchase 10,000 shares of Common Stock. As of each February 14, each person who is then an Eligible Director and who has been an Eligible Director for at least six months shall be granted an option to purchase an additional 10,000 shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Stephen Roberts, an outside director of the Company, is also the President and a 50% owner of Sandair, which is a sales representative for the Company. During Fiscal 1996, in the ordinary course of business, the Company paid sales commissions to Sandair in an aggregate amount of approximately $96,000.


                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         Name                Age      Title
         ----                ---      -----

         Peter Kauff         55       Chairman and Chief Executive Officer

         Thomas Gatti        50       Executive Vice President

         Alan Pearl          44       Chief Financial Officer, Treasurer
                                      and Secretary

         Richard Vogel       39       Chief Technical Officer and Vice President
                                      of Product Development

         See "Election of Directors" for biographical information relating to Peter Kauff.

         THOMAS GATTI joined the Company in July 1993 and was appointed Executive Vice President in August 1993. Prior to joining the Company, Mr. Gatti served since January 1992 as a Divisional Vice President for Katz Communications, a national television/radio/cable representative firm. From July 1990 to January 1992, Mr. Gatti served as a director of national sales for Westinghouse Broadcasting owned and operated radio stations.

         ALAN PEARL joined the Company in September 1992 and was appointed Chief Financial Officer and Treasurer of the Company in January 1993. He was also appointed Secretary of the Company in July 1996. Prior to joining the Company, Mr. Pearl served as the Corporate Controller of Emerson Radio Corp., a consumer electronics product designer and marketer since 1981.

         RICHARD VOGEL joined the Company in September 1992. He was appointed Chief Technical Officer in September 1995, in addition to being Vice President of Product Development, which position he has held since January 1993. Prior to joining the Company, Mr. Vogel worked for New England Technology Group, a systems development company, since 1983 and served as Director of Research and Development there since January 1988.

         The  Company's  officers  are  elected  annually  by,  and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Peter Kauff, Alan Pearl, Richard Vogel and Thomas Gatti have entered into employment agreements with the Company. See "Executive Compensation--Employment Arrangements." No family relationships exist between any directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation earned by or paid to the Chief Executive Officer and the other most highly compensated executive officers of the Company who earned over $100,000 (collectively, the "Named Executives") for Fiscal 1996, the fiscal year ended October 31, 1995 and the fiscal year ended October 31, 1994. The Company awarded or paid such compensation to such persons for services rendered in all capacities during the applicable fiscal years.


                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                          ANNUAL COMPENSATION        AWARDS(2)
                                                          -------------------        ---------

                                                                                    SECURITIES
NAME AND                       FISCAL                              OTHER ANNUAL     UNDERLYING
PRINCIPAL POSITION              YEAR       SALARY($)    BONUS($)  COMPENSATION(1)    OPTIONS(#)
------------------              ----       ---------    --------  ---------------    ----------

Peter Kauff                     1996       222,103         --          --            500,000(3)
Chief Executive Officer and     1995       181,574         --          --            125,000
Chairman of the Board           1994       158,743         --          --                 --


Thomas Gatti                    1996       169,250         --          --             15,000
Executive Vice President        1995       165,623(4)      --          --                 --
                                1994       140,481(4)      --          --                 --

----------------------------

(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executives did not exceed the lesser of ten (10%) percent of such officer's annual salary and bonus for each fiscal year indicated or $50,000.

(2)  The Company has no long-term incentive plan.

(3) Excludes options covering 37,133 shares of Common Stock granted to Mr. Kauff as of January 25, 1996, pursuant to the Stock Incentive Plan. Such options replaced options covering 37,133 shares of Common Stock granted to Mr. Kauff in 1991 pursuant to the Company's Performance Equity Plan which were surrendered as of September 26, 1995.

(4) Does not include a $5,000 and $22,500 advance for fiscal 1995 and fiscal 1994, respectively, expected to be offset against future commissions.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock option grants made during Fiscal 1996 to the Named Executives. These grants are also reflected in the Summary Compensation Table. The Company has not granted any stock appreciation rights.


                                                             % OF TOTAL
                                           NUMBER OF           OPTIONS
                                          SECURITIES         GRANTED TO
                                          UNDERLYING        EMPLOYEES IN          EXERCISE
                                           OPTIONS           FISCAL YEAR            PRICE            EXPIRATION
          NAME                          GRANTED (#)(1)          1996            ($/SHARE)(2)            DATE
          ----                          --------------        ---------         ------------         --------

Peter Kauff.........................       500,000(3)          77.8%                $1.31              9/12/01
Thomas Gatti........................        15,000              2.3%                $1.25              8/29/01

------------------


(1)  Grants  become   exercisable  in  equal  installments  on  the  first  four anniversaries of the date of grant. Vesting may be accelerated upon the occurrence of certain events. See "--Employment Agreements" below.

(2) The exercise price of the options granted was equal to the fair market value of the underlying stock on the date of grant.

(3) Excludes options covering 37,133 shares of Common Stock granted to Mr. Kauff as of January 25, 1996, pursuant to the Stock Incentive Plan. Such options replaced options covering 37,133 shares of Common Stock granted to Mr. Kauff in 1991 pursuant to the Company's Performance Equity Plan which were surrendered as of September 26, 1995.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning unexercised options, including the aggregate dollar value of in-the-money options, held by the Named Executives at the end of Fiscal 1996. The closing price of the Common Stock underlying the options on October 31, 1996 (the last trading day of the fiscal year) on The Nasdaq Stock Market's SmallCap Market ("Nasdaq") was $1.00. No options were exercised by the Named Executives in Fiscal 1996.


                                                   NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED                      IN-THE-MONEY
                                                   OPTIONS AT FY-END (#)                  OPTIONS AT FY-END ($)
                                                -------------------------                ----------------------

                 NAME                        EXERCISABLE         UNEXERCISABLE         EXERCISABLE      UNEXERCISABLE
                 ----                        -----------         -------------         -----------      -------------

Peter Kauff............................            156,575              630,883          $ 71,435              --

Thomas Gatti...........................                 --               15,000                --              --


REPRICING OF OPTIONS

         As of September 26, 1995, Mr. Kauff surrendered options covering 37,133 shares of Common Stock which were granted in 1991 pursuant to the Performance Equity Plan. The exercise of the options surrendered by Mr. Kauff was contingent on the Common Stock reaching prices significantly higher than the market price at the time of such surrender. New options covering 37,133 shares of Common Stock were granted to Mr. Kauff, as of January 25, 1996, with exercise prices equal to $1.44 per share (the fair market value per share on the date of grant), pursuant to the Stock Incentive Plan. The old options held by Mr. Kauff were designed to further compensate and provide for an incentive for such employee, and the Compensation Committee determined that the significant decline in the market price of the Common Stock since the date of grant of the old options frustrated these purposes. The Compensation Committee believes that by awarding Mr. Kauff new options with exercise prices at $1.44 per share (the fair market value per share on the date of grant) he will be fairly compensated for his efforts and further motivated to achieve the Company's success. The Compensation Committee also believes that exchanging "out-of-the-money" options is a cost-effective method of retaining key employees and preserving the important motivating effect that stock options have.

EMPLOYMENT ARRANGEMENTS

         Messrs. Kauff, Pearl, Vogel and Gatti are employed by the Company pursuant to written employment agreements.

         Pursuant to Mr. Kauff's employment agreement, as amended, which runs until December 31, 2000, Mr. Kauff is to receive an annual salary of $250,000. Mr. Kauff is also entitled to an annual bonus equal to 5% of the Company's "Pre-tax Income," but not to exceed $500,000 in any given year. For purposes of such agreement, Pre-tax Income is defined as the Company's earnings prior to giving effect to taxes and the payment of any bonus to Mr. Kauff or any other employees. In the event that Mr. Kauff's employment is terminated without cause or there is a "change in control" of the Company which results in an actual or constructive termination of employment (as defined therein), he is to receive a one-time payment equal to the sum of his base salary for the period from the effective date of his termination to the end of his employment term; provided, however, that such amount shall not exceed two years' base salary nor be less than one years' base salary. In addition, in such an event, the vesting of all options granted to Mr. Kauff would accelerate. For purposes of such agreement, a change in control shall mean the individuals who currently constitute the directors of the Company, or individuals elected by more than two-thirds of such current directors to replace any of such current directors, no longer constitute a majority of the directors of the Company. Mr. Kauff's employment agreement also provides for the grant of options pursuant to the Stock Incentive Plan.

         Mr. Vogel's employment agreement, as amended, which runs until September 8, 1998, provides that Mr. Vogel is to receive an annual salary of $102,500 for the 12-month period ending September 8, 1997, and $110,000 for the 12-month period ending September 8, 1998, plus cost of living increases. Mr. Vogel is also entitled to a bonus of $7,500 for the 12-month period ending September 8, 1997, and $15,000 for the 12-month period ending September 8, 1998; provided that such bonus amounts are approved at such times by the Chairman. In addition, Mr. Vogel has been granted options to purchase 10,000 and 37,500 shares of Common Stock, respectively, pursuant to the terms of the Company's Performance Equity Plan and in accordance with, and subject to, the terms of two stock option agreements between Mr. Vogel and the Company, at per share exercise prices of $2.88 and $1.36, respectively. In the event that Mr. Vogel's employment is terminated without cause, he is to receive his base salary for the lesser of 12 months from the date of termination or the then remaining term of his employment agreement.

         Pursuant to Mr. Pearl's employment agreement, as amended, which runs until September 30, 1999, Mr. Pearl is to receive an annual salary of $105,000 for the 12-month period ending September 30, 1997, $112,500 for the 12-month period ending September 30, 1998 and $120,000 for the 12-month period ending September 30, 1999, plus cost of living increases. In addition to Mr. Pearl's base salary under the agreement, Mr. Pearl was granted options to purchase 24,000 and 36,000 shares of Common Stock, pursuant to the terms of the Company's Performance Equity Plan and Stock Incentive Plan, respectively, and in accordance with, and subject to, the terms of two stock option agreements between Mr. Pearl and the Company, at per share exercise prices of $1.36 and $1.3125, respectively. In the event that Mr. Pearl's employment is terminated without cause, he is to receive his base salary for the lesser of 12 months from the date of termination or the then remaining term of this employment agreement.

         Pursuant to Mr. Gatti's employment agreement, which runs until December 31, 1997, Mr. Gatti is to receive an annual salary of $170,000 and a 3.0% commission on net advertising sales of the Company in excess of $1,250,000 per year of employment. In addition to Mr. Gatti's base salary and bonus, he received options to purchase 15,000 shares of Common Stock and, in the event net advertising sales during a calendar year exceed

$2,250,000 he shall receive non-qualified stock options to purchase 7,500 shares of Common Stock (and an additional option for 7,500 shares of Common Stock for each additional one million dollars of annual net sales). In the event that Mr. Gatti's employment is terminated without cause, he is to receive his base salary for the lesser of 12 months from the date of termination or the then remaining term of this employment agreement, plus commissions on pro-rated net advertising sales earned.

         The Company currently maintains a $1,000,000 term life insurance policy on the life of Peter Kauff with benefits payable to the Company.

         The Company offers basic health, major medical and life insurance to the employees. No retirement, pension or similar program has been adopted by the Company.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's Restated Certificate of Incorporation includes certain provisions permitted pursuant to the Delaware General Corporation Law (the "GCL"), whereby officers and directors of the Company are to be indemnified against certain liabilities. The Restated Certificate of Incorporation also limits to the fullest extent permitted by the GCL a director's liability to the Company or its Stockholders for monetary damages for breach of any fiduciary duty as a director, except where a director (i) breaches his or her duty of loyalty to the Company or its stockholders, (ii) fails to act in good faith or engages in intentional misconduct or a knowing violation of the law, (iii) authorizes payment of an unlawful dividend or stock repurchase or redemption or
(iv) obtains an improper personal benefit. This provision of the Restated Certificate of Incorporation has no effect on any director's liability under Federal securities laws or the availability of equitable remedies, such as injunction or recession, for breach of fiduciary duty. The Company believes that these provisions will facilitate the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers of the Company.


                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Eisner as the Company's independent auditors for the fiscal year ending October 31, 1997 and until their successors are selected, and the Stockholders will be asked to ratify such appointment. Ratification of the appointment requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting (whether in person or by proxy) and entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNER.

         It is expected that a representative of Eisner will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, 645 Fifth Avenue, East Wing, New York, New York 10022, no later than October 14, 1997, in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting.


                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by directors, officers and regular employees of the Company without additional compensation.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 888-0617.


                                                  Sincerely yours,

                                                  /s/ PETER KAUFF
                                                  ---------------------------
                                                  Peter Kauff
                                                  Chairman of the Board
                                                  and Chief Executive Officer





New York, New York
February 28, 1997

                           UC TELEVISION NETWORK CORP.

                         ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints Peter Kauff with full power of substitution, to vote all shares of UC TELEVISION NETWORK CORP. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Williams Club, 24 East 39th Street, New York, New York 10016, on the 8th day of April, 1997, at 10:00 a.m. New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

2. ELECTION OF DIRECTORS: To elect the nominees listed below for Director for a term of one year;

     FOR ALL NOMINEES LISTED BELOW
     (except as marked to the contrary below) [ ]

     WITHHOLD AUTHORITY
     to vote for all nominees listed below [ ]

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     Peter Kauff, Stephen Roberts, Edward F. McLaughlin and Edward Weinberger.

2. APPROVAL OF INDEPENDENT AUDITORS: To ratify and approve the appointment of Richard A. Eisner & Company as independent auditors of the Company for the fiscal year ending October 31, 1997;

               FOR [ ]             AGAINST [ ]                ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR "APPROVAL OF INDEPENDENT AUDITORS."

         PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                              Dated: ____________________________________, 1997


                              -------------------------------------------------
                              (Signature of Stockholder)



                              -------------------------------------------------
                              (Signature of Stockholder)


                              Your signature should appear the same as your name appears herein. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.